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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 1, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

                 160 Benmont Avenue, Bennington, Vermont 05201
                   (Address of Principal Executive Offices)

                                (802) 447-1503
                        (Registrant's Telephone Number)
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Item 1. Not Applicable.

Item 2. Acquisition of Stephen B. Properties, Inc.
        ------------------------------------------

     On July 1, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), through a wholly owned subsidiary, acquired all of the car wash related assets of Stephen Bulboff and Stephen B. Properties, Inc. ("Shammy Shine") pursuant to the terms of a Real Estate and Asset Purchase Agreement dated March 8, 1999 (collectively the "Agreement"), by and between the Registrant, and Stephen Bulboff and Stephen B. Properties, Inc. (the "Sellers"). Pursuant to the terms and conditions of the Agreement, the Registrant purchased all of the assets of the Sellers used in the business of operating 10 full service car washes in Pennsylvania, Delaware and New Jersey. The Registrant will use the acquired assets in connection with the operating of the 10 car washes formerly owned by the Sellers. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 2.1.

     At Closing under the Agreement, the Company paid to Sellers an aggregate purchase price of 1,060,000 unregistered shares of the Company's common stock, par value $.01 per share plus cash of $1,900,000 from working capital. The acquisition is accounted for using the "purchase" method of accounting.

     Additionally, on the date of closing the Stock Purchase Agreement, the Registrant assumed the leases for the real estate with respect to three of the car wash locations operated by Shammy Shine. The description of these lease assignments is set forth herein in its entirety by reference to the lease assignment and assumption agreement, which is incorporated as exhibit 2.2.

Items 3-6     Not Applicable.

Item 7        Financial Statements and Exhibits.

              (a)  Financial Statements of Business Acquired.

              It is impracticable to provide the required financial statements of Stephen B. Properties, Inc. ("Properties") at the time of the filing of this report. The required financial statements of Properties will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

              (b)  Pro Forma Financial Information.

              It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required
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              in accordance with applicable regulations and the Securities and
              Exchange Act of 1934.

              (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

              2.1 The Real Estate and Asset Purchase Agreement dated as of March 8, 1999, among Stephen B. Properties, Inc., Stephen Bulboff, and American Wash Services, Inc.

              2.2 Lease Assignment and Assumption Agreement dated July 1, 1999 among Mace Wash, Inc., a wholly-owned subsidiary of Mace Security International, Inc., Stephen B. Properties, Inc., Stephen Bulboff and American Wash Services, Inc.

              99    Press Release dated July 7, 1999.

Items 8-9.    Not applicable.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 14, 1999            MACE SECURITY INTERNATIONAL, INC.


                                          By:/s/ Gregory M. Krzemien
                                             -----------------------
                                          Gregory M. Krzemien
                                          Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit    Description
           -----------
No.
---

2.1 The Real Estate and Asset Purchase Agreement dated as of March 8, 1999, among Stephen B. Properties, Inc., Stephen Bulboff, and American Wash Services, Inc.

2.2 Lease Assignment and Assumption Agreement dated July 1, 1999 among Mace Wash, Inc., a wholly-owned subsidiary of Mace Security International, Inc., Stephen B. Properties, Inc., Stephen Bulboff and American Wash Services, Inc.

99         Press Release dated July 7, 1999.